Exhibit 10.1

SECOND AMENDMENT TO CREDIT AGREEMENT

This Second Amendment to Credit Agreement (this "Second Amendment") is dated this 28th day of May, 2015, by and among Big Lots Stores, Inc., an Ohio corporation ("BLS"), Big Lots, Inc., an Ohio corporation (the "Parent") (BLS and the Parent are each, a "US Borrower" and collectively, the "US Borrowers"), each of the Guarantors (as defined in the Credit Agreement (as hereinafter defined)) party hereto, the Banks (as defined in the Credit Agreement) party hereto, PNC Bank, National Association, in its capacity as administrative agent for the Banks under the Credit Agreement (in such capacity, the "Administrative Agent"), Wells Fargo Bank, National Association, U.S. Bank National Association and Branch Banking and Trust Company, each in its capacity as a joint syndication agent for the Banks under the Credit Agreement (collectively, the "Syndication Agents"), Compass Bank and The Huntington National Bank, each in its capacity as a co-documentation agent for the Banks under the Credit Agreement (collectively, the "Co-Documentation Agents").

W I T N E S S E T H:

WHEREAS, the US Borrowers, the Guarantors, the Banks, the Administrative Agent, the Syndication Agents, and the Co-Documentation Agents entered into that certain Credit Agreement, dated July 22, 2011, by and among the US Borrowers, Big Lots Canada, Inc., an Alberta corporation (the "Canadian Borrower"), the Guarantors party thereto, the Banks party thereto, the Administrative Agent, the Syndication Agents party thereto, the Co-Documentation Agents party thereto, and PNC Bank Canada Branch, in its capacity as the funding agent for the Canadian Banks (as defined in the Credit Agreement), as (i) supplemented by that certain Joinder and Assumption Agreement, dated as of November 22, 2011, made by BLFL Property, LLC, an Ohio limited liability company, in favor of the Administrative Agent, (ii) amended by that certain First Amendment to Credit Agreement, dated May 30, 2013, by and among the US Borrowers, the Canadian Borrower, the Guarantors party thereto, the Banks party thereto, the Administrative Agent, the Syndication Agents party thereto, the Co-Documentation Agents party thereto and the Canadian Agent, (iii) modified by that certain notice of termination (with respect to the Canadian Revolving Credit Commitments), dated January 13, 2014, made by the Canadian Borrower to the Canadian Agent, (iv) supplemented by that certain Joinder and Assumption Agreement, dated as of March 14, 2014, made by BLC LLC, a Delaware limited liability company ("BLC LLC"), in favor of the Administrative Agent, (v) amended by that certain letter agreement, dated April 9, 2014, made by the Banks party thereto, the Administrative Agent, the Syndication Agents party thereto and the Co-Documentation Agents party thereto and acknowledged and accepted by the US Borrowers and the Guarantors party thereto, and (vi) supplemented by that certain Joinder and Assumption Agreement, dated as of July 28, 2014, made by Big Lots eCommerce LLC, an Ohio limited liability company, in favor of the Administrative Agent (as may be further amended, modified, supplemented, extended, renewed or restated from time to time, the "Credit Agreement"); and

WHEREAS, the US Borrowers and the Guarantors desire to amend certain provisions of the Credit Agreement, and the Banks, the Administrative Agent, the Syndication Agents and the Co-Documentation Agents agree to permit such amendments pursuant to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1.All capitalized terms used herein which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement unless the context herein clearly indicates otherwise.

2.The cover page of the Credit Agreement is hereby deleted in its entirety and in its stead is inserted the cover page attached hereto and incorporated herein by reference thereto.

3.Section 1.1 of the Credit Agreement is hereby amended by inserting the following definitions in the appropriate alphabetical order:

Attributable Indebtedness means, with respect to any Person, on any date, (a) in respect of any Capital Lease, the capitalized amount thereof that would appear on the balance sheet of such Person prepared as of such date in accordance with GAAP, and (b) in respect of any Synthetic Lease Obligation, the capitalized amount of the remaining lease payments thereunder that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such Synthetic Lease Obligation were accounted for as a Capital Lease.

Capital Lease means all leases that have been or should be, in accordance with GAAP, recorded as capitalized leases.

Synthetic Lease Documents shall have the meaning assigned to that term in Section 7.2.17 [Negative Pledges].

Synthetic Lease Obligation means the monetary obligation of any Person under (a) a so-called synthetic, off-balance sheet or tax retention lease, or (b) an agreement for the use or possession of property creating obligations that do not appear on the balance sheet of such Person but which, upon the insolvency or bankruptcy of such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment).

4.Section 1.1 of the Credit Agreement is hereby amended by deleting the following definitions in their entirety and replacing them with the following:

Consolidated Interest Expense shall mean, for any period of determination, the aggregate amount of interest or fees paid, accrued or scheduled to be paid or accrued in respect of any Indebtedness (including the interest portion of rentals under Capital Leases but not the interest portion of Synthetic Leases Obligations) and all but the principal component of payments in respect of conditional sales or other title retention agreements paid, accrued or scheduled to be paid or accrued during such period, net of interest income, in each case determined and consolidated for the Parent and its Subsidiaries in accordance with GAAP.

Consolidated Rental Expense shall mean, for any period of determination, the aggregate rental amounts payable by the Parent and its Subsidiaries during such period under any lease of real property having a remaining term (including any required renewals or any renewals at the option of the lessor or lessee) of one year or more (but does not include any amounts payable under Capital Leases or performance rents), in each case determined and consolidated for the Parent and its Subsidiaries in accordance with GAAP.

Consolidated Total Indebtedness shall mean, as of any date of determination, any and all Indebtedness (excluding any Synthetic Lease Obligation and any reimbursement obligations (contingent or otherwise) under any Hedge Agreement) of the Parent and its Subsidiaries, in each case determined and consolidated for the Parent and its Subsidiaries in accordance with GAAP.

Expiration Date shall mean May 30, 2020.

Indebtedness shall mean, as to any Person at any time, without duplication, any and all indebtedness, obligations or liabilities (whether matured or unmatured, liquidated or unliquidated, direct or indirect, absolute or contingent, or joint or several) of such Person for or in respect of: (i) borrowed money, (ii) amounts raised under or liabilities in respect of any note purchase or acceptance credit facility, (iii) reimbursement obligations (contingent or otherwise) under any letter of credit or Hedge Agreement, (iv) any other transaction (including forward sale or purchase agreements and conditional sales agreements) having the commercial effect of a borrowing of money entered into by such Person to finance its operations or capital requirements (but not including trade payables and accrued expenses incurred in the ordinary course of business), (v) Attributable Indebtedness of such Person in respect of Capital Leases and Synthetic Lease Obligations or (vi) any Guaranty of Indebtedness for borrowed money.

Permitted Liens shall mean:

(i)    Liens for taxes, assessments, or similar charges, incurred in the ordinary course of business and which are not yet due and payable;

(ii)    Pledges or deposits made in the ordinary course of business to secure payment of workmen's compensation, or to participate in any fund in connection with workmen's compensation, unemployment insurance, old-age pensions or other social security programs;

(iii)    Liens of contractors, mechanics, materialmen, warehousemen, carriers, or other like Liens, securing obligations incurred in the ordinary course of business that are not yet due and payable and Liens of landlords securing obligations to pay lease payments that are not yet due and payable or in default;

(iv)    Good-faith pledges or deposits made in the ordinary course of business to secure performance of bids, tenders, contracts (other than for the repayment of borrowed money) or leases, not in excess of the aggregate amount due thereunder, or to secure statutory obligations, or surety, appeal, indemnity, performance or other similar bonds required in the ordinary course of business;

(v)    Encumbrances consisting of zoning restrictions, easements or other restrictions on the use of real property, none of which materially impairs the use of such property or the value thereof, and none of which is violated in any material respect by existing or proposed structures or land use;

(vi)    Liens on property leased by or consigned to any Loan Party under Capital Leases, operating leases, leases giving rise to Synthetic Lease Obligations or consignment arrangements, in each case securing obligations of such Loan Party to the lessor (and, in the case of leases giving rise to Synthetic Leases Obligations, lenders to the lessor) or the consignor under such leases or consignment arrangements;

(vii)    Any Lien existing on the date of this Agreement and described on Schedule 1.1(P)(2), provided that the principal amount secured thereby is not hereafter increased, and no additional assets become subject to such Lien;

(viii)    Purchase Money Security Interests to the extent that the aggregate amount of loans and deferred payments secured by such Purchase Money Security Interests, when aggregated with the amount of Indebtedness secured by Liens as permitted in clause (ix) below, do not exceed at any one time outstanding Ten Million and 00/100 Dollars ($10,000,000.00) (excluding for the purpose of this aggregate computation any loans or deferred payments secured by Liens described on Schedule 1.1(P)(2));

(ix)    Liens on proceeds granted in connection with securities lending transactions or reverse repurchase agreements involving United States Treasury bonds to the extent the aggregate amount of the Indebtedness secured by such Liens, when aggregated with the amount of loans and deferred payments secured by Purchase Money Security Interests as permitted in clause (viii) above, do not exceed at any one time outstanding Ten Million and 00/100 Dollars ($10,000,000.00) (excluding for the purpose of this aggregate computation any loans or deferred payments secured by Liens described on Schedule 1.1(P)(2)); and

(x)    The following, (A) if the validity or amount thereof is being contested in good faith by appropriate and lawful proceedings diligently conducted so long as levy and execution thereon have been stayed and continue to be stayed or (B) if a final judgment is entered and such judgment is discharged within thirty (30) days of entry, or (C) if payments thereof are covered in full (subject to customary deductibles) by an insurance company of reputable standing which has acknowledged that the applicable policy applies to the following and is not reserving any right to contest applicability, and in any case they do not in the aggregate materially impair the ability of any Loan Party to perform its Obligations hereunder or under the other Loan Documents:

(1)    Claims or Liens for taxes, assessments or charges due and payable and subject to interest or penalty, provided that the applicable Loan Party maintains such reserves or other appropriate provisions as shall be required by GAAP and pays all such taxes, assessments or charges forthwith upon the commencement of proceedings to foreclose any such Lien;

(2)    Claims, Liens or encumbrances upon, and defects of title to, real or personal property, including any attachment of personal or real property or other legal process prior to adjudication of a dispute on the merits;

(3)    Claims or Liens of mechanics, materialmen, warehousemen, carriers, or other statutory nonconsensual Liens; or

(4)    Liens resulting from final judgments or orders described in Section 8.1.6.

5.The definition of "Daily LIBOR Rate" contained in Section 1.1 of the Credit Agreement is hereby amended by adding the following at the end of such definition:

Notwithstanding the foregoing, if the Daily LIBOR Rate as determined above would be less than zero (0.00), such rate shall be deemed to be zero (0.00) for purposes of this Agreement.

6.The definition of "LIBOR Rate" contained in Section 1.1 of the Credit Agreement is hereby amended by adding the following as a new paragraph at the end of such definition:

Notwithstanding the foregoing, if the LIBOR Rate as determined under any method above would be less than zero (0.00), such rate shall be deemed to be zero (0.00) for purposes of this Agreement.

7.Section 7.2.1 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

Section 7.2.1. Indebtedness. Each of the Loan Parties shall not at any time create, incur, assume or suffer to exist any Indebtedness, except:

(i)     Indebtedness under the Loan Documents;

(ii)     Existing Indebtedness as set forth on Schedule 7.2.1 (including any extensions or renewals thereof, provided there is no increase in the amount thereof, or an increase in the effective interest rate thereof, or an earlier maturity date for any payment payable thereunder, or the provision of any security or guarantees therefor, or other significant change in the terms thereof unless otherwise specified on Schedule 7.2.1);

(iii)     Indebtedness in respect of Capital Leases and Synthetic Lease Obligations;

(iv)     Indebtedness secured by Purchase Money Security Interests or by security interests in proceeds granted in connection with securities lending transactions or reverse repurchase agreements involving United States Treasury bonds, provided that the aggregate amount as of any date of all such Indebtedness permitted by this Section 7.2.1 (iv) shall not exceed Ten Million and 00/100 Dollars ($10,000,000.00);

(v)     Indebtedness of a Loan Party to another Loan Party which is subordinated in accordance with the provisions of Section 7.1.11 [Subordination of Intercompany Loans];

(vi)     Any Bank-Provided Hedge or other Qualified Hedge Agreement; and

(vii)     Unsecured Indebtedness; provided that

(1)     such Indebtedness is pari passu in right of payment with the Indebtedness hereunder,

(2)     such Indebtedness complies with Section 7.2.17 [Negative Pledges], and

(3)     immediately prior to and after giving effect to such Indebtedness, no Event of Default or Potential Default shall have occurred hereunder.

8.Section 7.2.17 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
7.2.17    Negative Pledges.

No Loan Party shall directly or indirectly enter into or assume or become bound by, or permit any Subsidiary to enter into or assume or become bound by, any agreement, other than this Agreement, the other Loan Documents and any operative documents in connection with Synthetic Lease Obligations (the “Synthetic Lease Documents”), or any provision of any certificate of incorporation, bylaws, partnership agreement, operating agreement or other organizational formation or governing document prohibiting the creation or assumption of any Lien or encumbrance upon any such Loan Party's or Subsidiary's properties, whether now owned or hereafter created or acquired, or otherwise prohibiting or restricting any transaction contemplated hereby; provided that the foregoing shall not apply to (i) restrictions and conditions imposed by any Law or by any Loan Document and the Synthetic Lease Documents, (ii) restrictions or conditions imposed by any agreement relating to secured Indebtedness or other obligations permitted by both this Agreement and the Synthetic Lease Documents but, (y) solely with respect to the specific assets that secure the Synthetic Lease Obligations, any restriction or condition imposed by the Synthetic Lease Documents and, (z) with respect to any other assets, only to the extent such restriction or condition is limited to the specific assets subject to a Permitted Lien, (iii) customary provisions in leases or other agreements restricting assignment thereof, or (iv) restrictions or conditions imposed by any agreement relating to the issuance by any Loan Party of Indebtedness represented by publicly or privately placed notes as permitted by Section 7.2.1(vii) [Indebtedness].

9.Schedule 1.1(A) of the Credit Agreement is hereby deleted in its entirety and replaced with the Schedule 1.1(A) attached hereto and incorporated herein by reference thereto.

10.Schedules 1.1(B), 5.1.3 and 5.1.13 of the Credit Agreement are hereby deleted in their entirety and replaced with the corresponding Schedules 1.1(B), 5.1.3 and 5.1.13 attached hereto and incorporated herein by reference thereto.

11.AVDC, Inc., an Illinois corporation (the "New Guarantor"), hereby agrees that effective as of the date hereof, it hereby is, and shall be deemed to be, a US Guarantor under the Credit Agreement and each of the other Loan Documents to which the US Guarantors are a party and agrees that from the date hereof and so long as any US Revolving Credit Loan or any US Commitment of any US Bank shall remain outstanding and until the payment in full of the US Revolving Credit Loans and the US Revolving Credit Notes and the US Swing Note and the performance of all other obligations (other than contingent indemnification and reimbursement obligations in respect of which no claim for payment has yet been asserted by the Person entitled thereto) of the US Borrowers under the Loan Documents, the New Guarantor has assumed the obligations of a US Guarantor under, and the New Guarantor shall perform, comply with and be subject to and bound by, jointly and severally with any other US Guarantor, each of the terms, provisions and waivers of the Credit Agreement, the Intercompany Subordination Agreement and each of the other Loan Documents which are stated to apply to or are made by a US Guarantor. Without limiting the generality of the foregoing, the New Guarantor hereby represents and warrants that (i) each of the representations and warranties with respect to the US Guarantors set forth in Article 5 of the Credit Agreement (except representations and warranties which relate solely to an earlier date or time) is true and correct in all material respects as to the New Guarantor on and as of the date hereof as if made on and as of the date hereof by the New Guarantor and (ii) the New Guarantor has heretofore received a true and correct copy of the Credit Agreement, and each of the other Loan Documents (including any modifications thereof or supplements or waivers thereto) as in effect on the date hereof.

The New Guarantor hereby makes, affirms, and ratifies in favor of the US Banks, the Administrative Agent, the Credit Agreement, the Intercompany Subordination Agreement and each of the other Loan Documents given by the US Guarantors to the Administrative Agent and any of the US Banks.

12.The provisions of Sections 2 through 11 of this Second Amendment shall not become effective until the Administrative Agent and the Syndication Agents have each received (i) this Second Amendment, duly executed by each of the Loan Parties, the Banks, the Administrative Agent, the Syndication Agents and the Co-Documentation Agents and (ii) those documents listed on the Preliminary Closing Agenda attached hereto as Exhibit A and incorporated herein by reference thereto.

13.Each Loan Party hereby reconfirms and reaffirms all representations and warranties, agreements and covenants made by it pursuant to the terms and conditions of the Credit Agreement, except as such representations and warranties, agreements and covenants may have heretofore been amended, modified or waived in writing in accordance with the Credit Agreement, and except any such representations or warranties made as of a specific date or time, which shall have been true and correct in all material respects as of such date or time.

14.Each Loan Party acknowledges and agrees that each and every document, instrument or agreement, which secured the Obligations immediately prior to the entering into of this Second Amendment, including, without limitation, the Guaranty Agreements, continues to secure the Obligations.

15.The US Loan Parties, jointly and severally represent and warrant to the Administrative Agent and each of the Banks as follows: (i) each Loan Party has the full power to enter into, execute, deliver and carry out this Second Amendment and all such actions have been duly authorized by all necessary proceedings on its part, (ii) neither the execution and delivery of this Second Amendment by any Loan Party nor the consummation of the transactions herein contemplated or compliance with the terms and provisions hereof by any of them will conflict with, constitute a default under or result in any breach of (a) the terms and conditions of the certificate or articles of incorporation, bylaws, certificate of limited partnership, partnership agreement, certificate of formation, limited liability company agreement or other organizational documents of any Loan Party or (b) any material Law or any material agreement or instrument or order, writ, judgment, injunction or decree to which any Loan Party is a party or by which it is bound or to which it is subject, or result in the creation or enforcement of any Lien, charge or encumbrance whatsoever upon any property (now or hereafter acquired) of any Loan Party, and (iii) this Second Amendment has been duly and validly executed and delivered by each Loan Party and constitutes the legal, valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms, except to the extent that enforceability of this Second Amendment may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting the enforceability of creditors' rights generally or limiting the right of specific performance and general concepts of equity.

16.Each Loan Party represents and warrants that (i) no Event of Default exists under the Credit Agreement, nor will any occur as a result of the execution and delivery of this Second Amendment or the performance or observance of any provision hereof or any transaction completed hereby, and (ii) the schedules attached to and made a part of the Credit Agreement, are true and correct in all material respects as of the date hereof, except as such schedules may have heretofore been amended or modified in writing in accordance with the Credit Agreement or pursuant to this Second Amendment.

17.The Parent represents and warrants that its Debt Rating from Standard & Poor's and/or Moody's has not been withdrawn at any time from the Closing Date through and including the date of this Second Amendment.

18.Each reference to the Credit Agreement that is made in the Credit Agreement or any other document executed or to be executed in connection therewith shall hereafter be construed as a reference to the Credit Agreement as amended hereby.

19.The agreements contained in this Second Amendment are limited to the specific agreements made herein. Except as amended hereby, all of the terms and conditions of the Credit Agreement and the Loan Documents shall remain in full force and effect. This Second Amendment amends the Credit Agreement and is not a novation thereof.

20.This Second Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts each of which, when so executed, shall be deemed to be an original, but all such counterparts shall constitute but one and the same instrument.

21.This Second Amendment shall be governed by, and shall be construed and enforced in accordance with, the Laws of the State of Ohio without regard to the principles of the conflicts of law thereof. Each of the parties hereto irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction and venue of the courts of the State of

Ohio sitting in Franklin County, Ohio and the United States District Court for the Southern District of Ohio with respect to any suit arising out of or relating to this Second Amendment.

[INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, by their officers thereunto duly authorized, have executed this Second Amendment on the day and year first above written.

US BORROWERS:

ATTEST:	BIG LOTS STORES, INC.

By:	By:
Name:	Name:	Timothy A. Johnson
Title:	Title:	Executive Vice President and CFO

ATTEST:	BIG LOTS, INC.

By:	By:
Name:	Name:	Timothy A. Johnson
Title:	Title:	Executive Vice President and CFO

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US GUARANTORS:

ATTEST:	CAPITAL RETAIL SYSTEMS, INC.
C.S. ROSS COMPANY
By:	CSC DISTRIBUTION, INC.
Name:	MAC FRUGAL'S BARGAINS·CLOSE-OUTS, INC.
Title:	PNS STORES, INC.
WEST COAST LIQUIDATORS, INC.
CLOSEOUT DISTRIBUTION, INC.
MIDWESTERN HOME PRODUCTS, INC.
INDUSTRIAL PRODUCTS OF NEW ENGLAND, INC.
TOOL AND SUPPLY COMPANY OF NEW ENGLAND, INC.
DURANT DC, LLC
SONORAN LLC
SAHARA LLC
BLSI PROPERTY, LLC
GREAT BASIN LLC
BIG LOTS ONLINE LLC
BIG LOTS F&S, INC.
BLC LLC
Big Lots eCommerce LLC
AVDC, Inc.

By:
	Name:	Timothy A. Johnson
	Title:	Executive Vice President and CFO

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WITNESS:	CONSOLIDATED PROPERTY HOLDINGS, INC.

By:
Name:
Title:

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ADMINISTRATIVE AGENT, JOINT SYNDICATION AGENTS, CO-DOCUMENTATION AGENTS AND BANKS:

PNC BANK, NATIONAL ASSOCIATION, as a US Bank and Administrative Agent

By:
Name:	Steven Shepard
Title:	Senior Vice President

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WELLS FARGO BANK, NATIONAL ASSOCIATION, as a US Bank and a Joint Syndication Agent

By:
Name:
Title:

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U.S. BANK NATIONAL ASSOCIATION, as a US Bank and a Joint Syndication Agent

By:
Name:	Frances W. Josephic
Title:	Vice President

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BRANCH BANKING AND TRUST COMPANY, as a US Bank and a Joint Syndication Agent

By:
Name:	Brian J. Blomeke
Title:	Senior Vice President

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COMPASS BANK, as a US Bank and a Co-Documentation Agent

By:
Name:	Michael Dixon
Title:	Senior Vice President

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THE HUNTINGTON NATIONAL BANK, as a US Bank and a Co-Documentation Agent

By:
Name:	Amanda M. Sigg
Title:	Vice President

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BANK OF AMERICA, N.A., as a US Bank

By:
Name:	Jess Mullins
Title:	Officer

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FIFTH THIRD BANK, as a US Bank

By:
Name:	Michael J. Schaltz, Jr.
Title:	Vice President

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UNION BANK, N.A., as a US Bank

By:
Name:	Katie Cunningham
Title:	Vice President

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CAPITAL ONE, N.A., as a US Bank

By:
Name:	Gina Monette
Title:	Vice President

[Signature Page to Second Amendment]
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CITIZENS BANK OF PENNSYLVANIA, as a US Bank

By:
Name:	A. Paul Dawley
Title:	Vice President

[Signature Page to Second Amendment]
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FIRST COMMONWEALTH BANK, as a US Bank

By:
Name:	Stephen J. Orban
Title:	Senior Vice President

[Signature Page to Second Amendment]
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COMERICA BANK, as a US Bank

By:
Name:	Brandon Welling
Title:	Vice President

[Signature Page to Second Amendment]
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BOKF, NA, dba BANK OF OKLAHOMA, as a US Bank

By:
Name:	Jane Faulkenberry
Title:	Senior Vice President

[Signature Page to Second Amendment]
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THE BANK OF NOVA SCOTIA, as a US Bank

By:
Name:	Rafael Toban
Title:	Director

[Signature Page to Second Amendment]

Cover Page

$700,000,000.00 REVOLVING CREDIT FACILITY

CREDIT AGREEMENT

by and among

BIG LOTS STORES, INC. and BIG LOTS, INC.,
as Borrowers,

THE GUARANTORS PARTY HERETO,

THE BANKS PARTY HERETO,

PNC BANK, NATIONAL ASSOCIATION,
as Administrative Agent,

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Joint Syndication Agent and as a Joint Lead Arranger,

U.S. BANK NATIONAL ASSOCIATION,
as a Joint Syndication Agent and as a Joint Lead Arranger,

BRANCH BANKING AND TRUST COMPANY,
as a Joint Syndication Agent and as a Joint Lead Arranger,

PNC CAPITAL MARKETS LLC,
as a Joint Lead Arranger and as the Sole Bookrunner,

COMPASS BANK,
as a Co-Documentation Agent,

and

THE HUNTINGTON NATIONAL BANK,
as a Co-Documentation Agent

Dated July 22, 2011

CUSIP #08930FAA2

SCHEDULE 1.1(A)

PRICING GRID -
VARIABLE PRICING AND FEES BASED ON DEBT RATING

Level	Debt Rating	Base Rate Margin	LIBOR Rate Margin	Facility Fee Percentage	Commercial Letter of Credit Fee Percentage	Standby Letter of Credit Fee Percentage
I	BBB+ or Baa1 or above	0.000%	0.875%	0.125%	0.500%	1.000%
II	BBB or Baa2	0.100%	1.100%	0.150%	0.625%	1.250%
III	BBB- or Baa3	0.175%	1.175%	0.200%	0.6875%	1.375%
IV	BB+ or Ba1	0.375%	1.375%	0.250%	0.8125%	1.625%
V	Lower than Level IV	0.575%	1.575%	0.300%	0.9375%	1.875%

For purposes of determining the Applicable Margin, the Applicable Facility Fee Percentage, the Applicable Commercial Letter of Credit Fee Percentage and the Applicable Standby Letter of Credit Fee Percentage:

(a)    The Applicable Margin, the Applicable Facility Fee Percentage, the Applicable Commercial Letter of Credit Fee Percentage and the Applicable Standby Letter of Credit Fee Percentage shall be computed based on the applicable Debt Ratings then in effect.

(b)    If a difference exists in the Debt Ratings of Moody's and Standard & Poor's and the difference is only one level (for example if Moody's is Level III and Standard & Poor's is Level II), the higher of such Debt Ratings (Standard & Poor's in the example in the preceding parenthetical - Level II) will determine the relevant pricing level.

(c)    If a difference exists in the Debt Ratings of Moody's and Standard & Poor's and the difference is two or more levels (for example if Moody's is Level IV and Standard & Poor's is Level II), the level which corresponds to the Debt Rating which is one level immediately above the lower of such Debt Ratings (Level III in the example in the preceding parenthetical) will determine the relevant pricing level.

(d)    If only one rating agency provides a Debt Rating, that Debt Rating is the only applicable Debt Rating.

SCHEDULE 1.1(A)

PRICING GRID -
VARIABLE PRICING AND FEES BASED ON DEBT RATING

(e)    Any increase or decrease in the Applicable Margin, the Applicable Facility Fee Percentage, the Applicable Commercial Letter of Credit Fee Percentage and the Applicable Standby Letter of Credit Fee Percentage shall become effective as of the date on which the applicable rating agency announces its change in the Debt Rating requiring such an increase or decrease; provided, however, with respect to US Revolving Credit Loans in a US Optional Currency only, no change in pricing shall become effective until the end of the LIBOR Interest Period applicable to each such US Revolving Credit Loan.

SCHEDULE 1.1(B)

COMMITMENTS OF BANKS AND ADDRESSES FOR NOTICES

Part 1 - Commitments of Banks and Addresses for Notices to Banks

Name of Banks and Addresses for Notices	Amount of Commitment for US Revolving Credit Loans	US Ratable Share	Total Commitment
Bank: PNC Bank, National Association Address: One PNC Plaza 249 Fifth Avenue Pittsburgh, PA 15222 Attention: Richard Munsick Email: richard.munsick@pnc.com Telephone: (412) 762-4299 Facsimile: (412) 762-6484	$75,000,000.00	10.714285714%	$75,000,000.00
Bank: Wells Fargo Bank, National Association Address: 230 West Monroe Street Suite 2900, 18th Floor Chicago, IL 60606 Attention: Steve Buehler Email: s.buehler@wellsfargo.com Telephone: (312) 845-4220 Facsimile: (312) 553-4783	$75,000,000.00	10.714285714%	$75,000,000.00

SCHEDULE 1.1(B)

COMMITMENTS OF BANKS AND ADDRESSES FOR NOTICES

Bank: U.S. Bank National Association Address: US Bank Tower 425 Walnut Street Cincinnati, OH 45202 Attention: Frances Josephic Email: Frances.josephic@usbank.com Telephone: (513) 762-8973 Facsimile: (513) 632-2068	$75,000,000.00	10.714285714%	$75,000,000.00
Bank: Branch Banking and Trust Company Address: 200 West 2nd Street 16th Floor Winston Salem, NC 27101 Attention: Roberts Bass Email: rbass@bbandt.com Telephone: (336) 733-2734 Facsimile: (336) 733-2740	$75,000,000.00	10.714285714%	$75,000,000.00

SCHEDULE 1.1(B)

COMMITMENTS OF BANKS AND ADDRESSES FOR NOTICES

Bank: Compass Bank Address: 3400 Peachtree Road, N.E. Atlanta, GA 30326 Attention: Jeff Neikirk Email: Jeff.neikirk@bbvacompass.com Telephone: (404) 504-6150 Facsimile: (404) 504-6147	$60,000,000.00	8.571428571%	$60,000,000.00

Bank: The Huntington National Bank Address: 41 S. High Street Columbus, OH 43215 Attention: Amanda Sigg Email: Amanda.sigg@huntington.com Telephone: (614) 480-4767 Facsimile: (877) 274-8593	$60,000,000.00	8.571428571%	$60,000,000.00

SCHEDULE 1.1(B)

COMMITMENTS OF BANKS AND ADDRESSES FOR NOTICES

Bank: Bank of America, N.A Address: One Bryant Park New York, NY 10036 Attention: Sabrina Hassan Email: Sabrina.hassan@baml.com Telephone: (646) 855-2749 Facsimile: (617) 341-5723	$50,000,000.00	7.142857143%	$50,000,000.00
Bank: Fifth Third Bank Address: 38 Fountain Square Plaza MD # 109046 Cincinnati, OH 45263 Attention: Michael Schaltz Email: Michael.Schaltz@53.com Telephone: (513) 534-5832 Facsimile: (513) 534-7098	$50,000,000.00	7.142857143%	$50,000,000.00

SCHEDULE 1.1(B)

COMMITMENTS OF BANKS AND ADDRESSES FOR NOTICES

Bank: Union Bank, N.A Address: 222 West Adams Street Suite 1850 Chicago, IL 60606 Attention: Thomas Lass and Anne Collins Email: thomas.lass@unionbank.com anne.collins@unionbank.com Telephone: (312) 601-3946 Facsimile: (800) 446-9951	$50,000,000.00	7.142857143%	$50,000,000.00
Bank: Capital One, N.A. Address: 201 St. Charles Avenue 29th Floor New Orleans, LA 70170 Attention: Gina M. Monette Email: Gina.monette@capitalonebank.com Telephone: (504) 533-3044 Facsimile: (504) 533-5344	$35,000,000.00	5.000000000%	$35,000,000.00

SCHEDULE 1.1(B)

COMMITMENTS OF BANKS AND ADDRESSES FOR NOTICES

Bank: Citizens Bank of Pennsylvania Address: 525 William Penn Place Pittsburgh, PA 15219 Attention: Debra McAllonis Email: Debra.mcallonis@rbscitizens.com Telephone: (412) 867-2421 Facsimile: (412) 552-6307	$25,000,000.00	3.571428571%	$25,000,000.00
Bank: First Commonwealth Bank Address: 437 Grant Street Suite 1600 Pittsburgh, PA 15219 Attention: Stephen J. Orban Email: sorban@fcbanking.com Telephone: (412) 690-2212 Facsimile: (412) 690-2206	$25,000,000.00	3.571428571%	$25,000,000.00

SCHEDULE 1.1(B)

COMMITMENTS OF BANKS AND ADDRESSES FOR NOTICES

Bank: Comerica Bank Address: 3551 Hamlin Auburn Hills, MI 48326 Attention: Brandon Welling Email: bdwelling@comerica.com Telephone: (248) 371-6477 Facsimile: (248) 371-6617	$15,000,000.00	2.142857143%	$15,000,000.00
Bank: BOKF, NA dba Bank of Oklahoma Address: One Williams Center 8th Floor Tulsa, OK 74172 Attention: Jessica Johnson Email: Jessica.Johnson@bokf.com Telephone: (918) 588-6092 Facsimile: (918) 295-0400	$15,000,000.00	2.142857143%	$15,000,000.00

SCHEDULE 1.1(B)

COMMITMENTS OF BANKS AND ADDRESSES FOR NOTICES

Bank: The Bank of Nova Scotia Address: 181 West Madison Street Suite 3700 Chicago, IL 60602 Attention: Shirish Patel Email: shirishpatel@scotiacapital.com Telephone: (312) 201-4188 Facsimile: (212) 225-5709	$15,000,000.00	2.142857143%	$15,000,000.00
TOTAL	$700,000,000.00	100.000000000%	$700,000,000.00

SCHEDULE 1.1(B)

COMMITMENTS OF BANKS AND ADDRESSES FOR NOTICES

Part 2 - Addresses for Notices to Borrowers and Guarantors:

ADMINISTRATIVE AGENT:

Name:
PNC Bank, National Association
Address:
One PNC Plaza
249 Fifth Avenue
Pittsburgh, PA 15222
Attention:
Richard Munsick
Email:
richard.munsick@pnc.com
Telephone:
(412) 762-4299
Facsimile:
(412) 762-6484

With a copy to:

Name:
PNC Agency Services
Address:
Firstside Center
500 First Avenue, 4th Floor
Pittsburgh, PA 15219
Attention:
Jennifer Rosenstein
Email:
jennifer.rosenstein@pnc.com
Telephone:
(412) 762-0915
Facsimile:
(412) 705-2006

SCHEDULE 1.1(B)

COMMITMENTS OF BANKS AND ADDRESSES FOR NOTICES

US BORROWERS:
Name: Big Lots Stores, Inc. Address: 300 Phillipi Road Columbus, OH 43228-5311 Attention: Treasurer Email: pschroeder@biglots.com Telephone: (614) 278-6815 Facsimile: (614) 278-6666
Name: Big Lots, Inc. Address: 300 Phillipi Road Columbus, OH 43228-5311 Attention: Treasurer Email: pschroeder@biglots.com Telephone: (614) 278-6815 Facsimile: (614) 278-6666

SCHEDULE 1.1(B)

COMMITMENTS OF BANKS AND ADDRESSES FOR NOTICES

GUARANTORS:
If to less than all Guarantors:

Name:
[Name of applicable Guarantor]
Address:
300 Phillipi Road
Columbus, OH 43228-5311
Attention:
Treasurer
Email:
pschroeder@biglots.com
Telephone:
(614) 278-6815
Facsimile:
(614) 278-6666

If to all Guarantors:

Name:
Big Lots Credit Agreement Guarantors
Address:
300 Phillipi Road
Columbus, OH 43228-5311
Attention:
Treasurer
Email:
pschroeder@biglots.com
Telephone:
(614) 278-6815
Facsimile:
(614) 278-6666

SCHEDULE 5.1.3

SUBSIDIARIES

[See Attached]

SCHEDULE 5.1.13

CONSENTS

[See Attached]

EXHIBIT A

PRELIMINARY CLOSING AGENDA

[See Attached]